UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 26, 2005
                                                         ----------------

                                    NIC INC.
                                    -------
             (Exact name of registrant as specified in its charter)


            Colorado                000-26621              52-2077581
            --------                ---------              ----------
  (State or other jurisdiction     (Commission          (I.R.S. Employer
of incorporation or organization)  File Number)        Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)


                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.01    REGULATION FD DISCLOSURE

On October 26, 2005, NIC Inc. issued a press release announcing that the state of Colorado has signed an agreement with Colorado Interactive, a subsidiary of NIC Inc., to build and manage its enterprise eGovernment Web portal for up to nine years. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated October 26, 2005, announcing that the state of Colorado has signed an agreement with Colorado Interactive, a subsidiary of NIC Inc., to build and manage its enterprise eGovernment Web portal for up to nine years.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NIC Inc.

Date: October 26, 2005                     /s/ Stephen M. Kovzan
                                           ---------------------
                                           Stephen M. Kovzan
                                           Vice President, Financial Operations
                                           Chief Accounting Officer